UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2014

Coeur Mining, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

104 S. Michigan Ave.

Suite 900

Chicago, Illinois 60603

(Address of Principal Executive Offices)

(312) 489-5800

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Notes Offering

On March 7, 2014, Coeur Mining, Inc. (the “Company” or “Coeur”) issued a press release (the “Launch Press Release”) announcing its intention to offer (the “Offering”), subject to market and other conditions, $150 million aggregate principal amount of Senior Notes due 2021 (the “Offered Notes”) in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Offered Notes constitute a further issuance of Coeur’s $300,000,000 outstanding principal amount of 7.875% Senior Notes due 2021 issued on January 29, 2013 (the “Existing Notes”) and when issued, will form a single series of debt securities with the Existing Notes. The Offered Notes have not been registered under the Securities Act or any state securities laws and will not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. A copy of the Launch Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On March 7, 2014, the Company issued a press release (the “Pricing Press Release”) announcing the pricing of an offering of $150 million aggregate principal amount of the Offered Notes bearing an interest rate of 7.875%. The Offering is expected to close on March 12, 2014, subject to certain closing conditions. The Offered Notes constitute a further issuance of the Existing Notes and form a single series of debt securities with the Existing Notes. A copy of the Pricing Press Release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K and the exhibits attached hereto contain forward-looking statements within the meaning of securities legislation in the United States and Canada, including, among others, (i) Coeur’s intention to offer the Offered Notes, subject to market and other conditions and (ii) Coeur’s intention to use the proceeds of the Offering for general corporate purposes.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Coeur’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The risks and hazards inherent in the mining business (including risks inherent in developing large-scale mining projects, environmental hazards, industrial accidents, weather or geologically related conditions), changes in the market prices of gold and silver and a sustained lower price environment, the uncertainties inherent in Coeur’s production, exploratory and developmental activities, including risks relating to permitting and regulatory delays, ground conditions, grade variability, any future labor disputes or work stoppages, the uncertainties inherent in the estimation of gold and silver ore reserves and future production, changes that could result from Coeur’s future acquisition of new mining properties or businesses, reliance on third parties to operate certain mines where Coeur owns silver production and reserves and the absence of control over mining operations in which Coeur or its subsidiaries hold royalty or streaming interests and risks related to these mining operations including results of mining and exploration activities, environmental, economic and political risks of the jurisdiction in which the mining operations are located, the loss of any third-party smelter to which Coeur markets silver and gold, the effects of environmental and other governmental regulations, the risks inherent in the ownership or operation of or investment in mining properties or businesses in foreign countries, Coeur’s ability to raise additional financing necessary to conduct its business, make payments or refinance its debt, as well as other uncertainties and risk factors set out in filings made from time to time with the United States Securities and Exchange Commission, and the Canadian securities regulators, including, without limitation, Coeur’s most recent report on Form 10-K. Actual results, developments and timetables could vary significantly from the estimates presented. Readers are cautioned not to put undue reliance on forward-looking statements. Coeur disclaims any intent or obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, Coeur undertakes no obligation to comment on analyses, expectations or statements made by third parties in respect of Coeur, its financial or operating results or its securities.

Item 9.01.	Financial Statements and Exhibits.

(d) List of Exhibits

Exhibit No.	Description

Exhibit 99.1	Launch Press Release dated March 7, 2014

Exhibit 99.2	Pricing Press Release dated March 7, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.

Date: March 7, 2014	By:	/s/ Peter C. Mitchell
	Name: Title:	Peter C. Mitchell Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Launch Press Release dated March 7, 2014

Exhibit 99.2	Pricing Press Release dated March 7, 2014